Exhibit 10.22

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

MEMORANDUM OF AGREEMENT

BETWEEN

ALPS GLOBAL HOLDING BERHAD

AND

UCSI HOSPITAL SDN. BHD.

AND

UCSI EDUCATION SDN. BHD.

This Memorandum of Agreement (hereinafter referred to as “this Agreement”) is made on this 9th day of August 2023.

BETWEEN

ALPS GLOBAL HOLDING BERHAD (Company No.:1227032-V) a private company limited by shares incorporated in Malaysia and having its principal place of business address at Unit E- 18-01 & E-18-02, Level 18, Icon Tower (East Wing), No.1 Jalan Tun Razak, 50400 Kuala Lumpur (herein referred to as “ALPS”) of the first part;

and

UCSI HOSPITAL SDN. BHD. (Company No.: 958344-P) having its address at [***] (herein referred to as “UCSI Hospital”) of the second part.

and

UCSI EDUCATION SDN.BHD. (Company No.: 185479-U) which owns UCSI University, an institution of higher learning duly approved by the Ministry of Higher Education operating at [***] (herein referred to as “UCSI University”) of the third part.

ALPS, UCSI HOSPITAL and UCSI UNIVERSITY shall hereinafter be referred to individually as “Party” or collectively as “Parties” as the case may be.

THE PARTIES HAVE REACHED AN UNDERSTANDING ON THE FOLLOWING MATTERS:-

ALPS, UCSI HOSPITAL, and UCSI UNIVERSITY shall hereinafter be referred to individually as “Party” or collectively as “Parties” as the case may be.

WHEREAS:

A.	ALPS Global Holding Berhad Group of companies is a fully integrated biotechnology research, medical, and wellness company. ALPS’s business focus is on precision and preventive medicine using cutting-edge technologies involving DNA, mRNA, gene therapy, and cellular therapy.

B.	UCSI HOSPITAL is a tertiary medical care hospital that will advance health care and medical science.

C.	UCSI EDUCATION is an established University which strives to strengthen its academic and research excellence through various collaboration with other parties and institutions.

D.	The Parties agreed to collaborate with each other to explore the possibility of establishing a closer relationship between the Parties with a view to promote further co-operation in areas in which they share common objectives (hereinafter referred to as “the Project”) and hereby enter into this Agreement to set forth herewith the terms and conditions as described herein.

NOW THEREFORE, THE PARTIES HEREBY AGREE ON THE TERMS AND CONDITIONS OF THEIR COLLABORATION AS FOLLOWS:

1.	DEFINITION AND INTERPRETATION

1.1.	In this Agreement, the following words and expressions shall have the following meanings unless the context otherwise requires:

Agreement	means this agreement and all the schedules and annexure to it (as amended from time to time in accordance with the terms herein);

Confidential Information	shall include (but is not limited to):-

	(a)	all information and documents related to intellectual property, Intellectual Property rights, trade names, service marks, service names, logos, emblems, slogans, industrial designs, patents, copyrights, trade secrets, know how, products and inclusive of in the form of photographs, video and/or CD filming, digital images, drawings, designs, CAD Data, financial, marketing, economics, commercial and strategic reports, information on territories of distribution, corporate and product information and all copies, reproductions, reprints and translations thereof, supplied by the disclosing party to the receiving party in connection with and in the course of the Project;

	(b)	information and material demonstrated and furnished verbally or in any other mode which may reasonably be regarded by either Party as confidential regardless of whether these have been explicitly or tacitly identified as being secret or confidential. Any information which was expressly named or marked as being confidential shall in any case be deemed to be Confidential Information in the sense of this Agreement;

	(c)	all of the above information disclosed in connection with the Project whether before or after the date of this Agreement;

Intellectual Property	means copyrights, moral rights, related rights, patents, supplementary protection certificates, intellectual property rights, trade names, service marks, design rights, database rights, rights in unfair competition, rights in undisclosed or confidential information (such know-how, trade secrets and inventions (whether patentable or not), and other similar intellectual property rights (whether registered or not) and applications for such rights as may exist anywhere in the world.

1.2.	Words importing the singular shall include the plural and vice versa, wherever the context so admits.

1.3.	Words and expressions importing the masculine gender shall include the feminine and neuter genders and vice versa.

1.4.	The headings and sub-headings to the Clauses are the convenience of reference only and shall not affect the interpretation and construction thereof.

1.5.	Where any word or expression is defined in this Agreement, the definition shall extend to all grammatical variation and cognate expressions of the word or expression so defined.

2.	OBLIGATIONS AND RESPONSIBILITIES OF PARTIES

2.1.	The scope of responsibilities of the Parties for the purpose of the Project are set out below:

2.1.1.	Responsibilities of ALPS :

(a)	[***].

2.1.2.	Responsibilities of UCSI HOSPITAL :

(a)	[***].

2.1.3.	Collaboration with UCSI Hospital and UCSI University on research activities such as but not limited to:

●	[***].

2.1.4.	Any other areas of co-operation to be mutually agreed upon by the Parties such as but not limited to:

●	[***].

3.	FINANCIAL ARRANGEMENT

3.1.	Co-Marketing:

(a)	[***]

(b)	[***]

(c)	The costs for UCSI HOSPITAL services in Clause 2.1 are listed in Appendix 2 (please attach the appendix).

(d)	[***]

(e)	[***]

4.	ENTRY INTO EFFECT AND DURATION

4.1.	This Agreement will come into effect on the date of signing and will remain in the effect for a period of three (3) years unless terminated in accordance with the terms of this Agreement.

4.2.	This Agreement may be extended for a further period as may be agreed in writing by the Parties.

5.	CONFIDENTIALITY

5.1.	Neither of the Parties shall, without the prior written consent of the other Party, disclose any Confidential Information relating to the Project to any third party, and such consent shall not to be unreasonably withheld.

5.2.	The provisions of Clause 5.1 above shall not apply to:-

5.2.1.	Confidential Information which is or was already known to the receiving party at time of disclosure to it; or

5.2.2.	Confidential Information which at the time of disclosure to the receiving party under this Agreement is published or otherwise generally available to the public other than due to default by the receiving party of its obligations hereunder; or

5.2.3.	Confidential Information which after disclosure to the receiving party is published or becomes generally available to the public other than through acts or omissions of the receiving party; or

5.2.4.	Any request for Confidential Information to satisfy any legal obligations owed to governmental or regulatory bodies.

5.3.	This provision shall continue to be binding between the Parties notwithstanding the termination or expiry of this Agreement.

6.	PROTECTION OF INTELLECTUAL PROPERTY RIGHTS

6.1.	The protection of Intellectual Property rights shall be enforced in conformity with the national laws, rules, and regulations and with other international agreements signed by the Parties.

6.2.	The use of the name, acronym, logo, official emblem, trademark (or any variation thereof) or Intellectual Property that is or are identified with or belongs to of one Party by the other on any publications, document, paper, audio and/or visual presentation, or for publicity purposes is prohibited without the prior written approval of the other Party.

6.3.	The Parties agree that neither Party shall gain by virtue of this Agreement any rights of ownership or any other interest, right, or title of copyrights, patents, trade secrets, trademarks, or any other Intellectual Property rights owned by the other Party.

6.4.	Notwithstanding the foregoing articles, the Intellectual Property rights in respect of any technological development, products, and services development, carried out:

(a)	jointly by the Parties or research results obtained through the joint activity effort of the Parties, shall be jointly owned by the Parties in accordance with the terms to be mutually agreed upon; and

(b)	solely and separately by each Party or the research results obtained through the sole and separate effort of the Party, shall be solely owned by the Party concerned.

7.	PERSONAL DATA PROTECTION

7.1.	During the course of dealings between the Parties and in connection with the performance of this Agreement, the Parties acknowledge that they need to process Personal Data (as defined under the Personal Data Protection Act 2010) belonging to or supplied by each Party from time to time by electronic or paper-based means .

7.2.	By entering into this Agreement, the Parties expressly and explicitly acknowledge and consent to the processing of such Personal Data by each Party for the purpose of performance of this Agreement and for all other purposes that are necessary, incidental, or related to the performance of this Agreement. This includes:

(a)	processing of such Personal Data within and, where necessary, outside Malaysia;

(b)	transfer and disclosure of such Personal Data to third parties authorised by each Party within and, where necessary, outside Malaysia, provided that these third parties in turn undertake to keep such Personal Data confidential; and

(c)	transfer and disclosure of such Personal Data to any persons, authorities, or regulators to whom the Parties are compelled, permitted, or required under the law to disclose to.

For the purpose of this provision, the term “third parties” includes but is not limited to each Party’s related companies, vendors, suppliers, business partners, professional advisers, agents, contractors, third party service providers, insurance companies, banks, and financial institutions.

7.3.	To the extent that a Party has disclosed the Personal Data of its employees, agents or other third parties to the other Party, the disclosing Party warrants and represents that it has obtained the relevant individual’s consent to disclose such Personal Data to the other Party in accordance with this Article and for the purpose of the performance of this Agreement, and for all other purposes that are necessary, incidental or related to the performance of this Agreement.

7.4.	The Parties warrant and represent that all Personal Data disclosed or to be disclosed to the other Party is accurate and complete, and that none of it is misleading or out of date as of the date of disclosure. The Parties shall promptly update each Party in the event of any change to such Personal Data.

8.	PROHIBITION OF CORRUPT PRACTICES

8.1.	Conflict of Interest

8.1.1.	Neither UCSI HOSPITAL and UCSI EDUCATION nor any of its representatives shall give to, or receive from, ALPS or its representatives any commission, fee, rebate, or any gift or entertainment of value in connection with this Agreement.

8.1.2.	UCSI HOSPITAL and UCSI EDUCATION shall:

(a)	Promptly notify ALPS of any violation of this clause; and

(b)	Repay or credit to ALPS any consideration received as a result of such violation.

8.1.3.	In addition to the rights ALPS has under this Agreement, if any violation of this Clause occurring prior to the date of this Agreement resulted directly or indirectly in ALPS’s entering into this Agreement, ALPS may at its option terminate this Agreement at any time and (despite any other provision of this Agreement) pay no compensation or reimbursement to UCSI HOSPITAL and UCSI EDUCATION whatsoever after the date of termination.

8.2.	Anti-Corruption

8.2.1.	Each Party shall:

(a)	comply with all applicable laws relating to anti-corruption including but not limited to regulations of the Malaysian Anti- Corruption Commission Act 2009, in connection with its conduct under this Agreement;

(b)	have and shall maintain in place throughout the term of the Agreement its own policies and procedures, to ensure compliance with the laws and will enforce them where appropriate; and

(c)	promptly report to the other Party any request or demand for any undue financial or other advantage of any kind received by it in connection with this Agreement.

8.2.2.	Each Party shall ensure that any associate (as defined in Section 3 of the Malaysian Anti-Corruption Commission Act 2009) (hereinafter referred to as “Associate”) who it involves in the performance of any obligations under this Agreement and/or the provision of support services does so only on the basis of a written agreement which imposes on and secures from such Associate terms equivalent to those imposed on the Parties under this Clause 8.2. The Parties shall be responsible for the observance and performance by such Associate of such terms and shall be liable to the other Parties for any breach by such Associate of any such terms.

8.2.3.	The Parties acknowledge and agree that any breach of this Clause 8.2 (however trivial) shall be deemed to be an irremediable material breach of this Agreement.

9.	TERMINATION

9.1.	Either Party shall be entitled to terminate this Agreement immediately by notice in writing to the other Party (but without prejudice to any rights either Party may have against the other arising prior to such termination) if any of the events set out below shall occurs:

9.1.1.	If the other Party shall commit any material breach of any of its obligations under this Agreement and shall fail to remedy such breach (if capable of remedy) within thirty (30) days after being given notice by the first Party so to do; or

9.1.2.	If the other Party shall go into liquidation, whether compulsory or voluntary (except for the purposes of a bona fide reconstruction or amalgamation with the consent of the first Party and such consent not to be unreasonably withheld) or if the other Party shall have an administrator appointed or if an administrative receiver or manager shall be appointed over any part of the assets or undertaking of the other Party.

9.2.	Notwithstanding the above, at any time, either Party has the right to early termination, without cause, this Agreement by giving the other Party at least thirty (30) days written notice of that intention.

10.	CONSEQUENCES OF TERMINATION OR EXPIRY OF AGREEMENT

10.1.	Where this Agreement is terminated in accordance with the provisions of Clause 9, the Parties shall use their best endeavors to cease down/stop the work carried out in relation to the Project systematically and where applicable to complete such outstanding work during the relevant action periods. ALPS shall deliver the relevant documentations of the Project developed as at the date of termination to UCSI HOSPITAL and UCSI EDUCATION within thirty (30) days from such termination date.

11.	AMENDMENT, VARIATION AND MODIFICATION

11.1.	No amendment, variation or modification to this Agreement shall be effective unless made in writing and duly signed by the Parties or its duly authorized representatives. It shall form part of this Agreement.

11.2.	Such amendment, variation or modification shall come into force on such date as may be determined by the Parties by mutual agreement.

12.	ASSIGNMENT

12.1.	This Agreement shall not be assignable by either Party without the prior written consent of the other Party. Any and all assignments not made in accordance with this Agreement shall be void.

13.	NO AGENCY

13.1.	Nothing contained herein is to be constituted as a joint venture partnership or formal business organization of any kind between the Parties or so to constitute either Party as the agent of the other.

14.	FORCE MAJEURE

14.1.	Neither Party shall be liable for any failure to perform its obligations under this Agreement if the failure results from events beyond the reasonable control of either Party. For the purpose of this Agreement, such events shall include, but not necessarily be limited to, strikes, lockouts, civil disturbances, wars, embargoes, acts of God, or other catastrophes.

14.2.	The respective obligations of either Party hereunder shall be suspended during the time and to the extent that such Party is prevented from complying therewith by a Force Majeure event provided that such Party shall have given immediate written notice thereof, specifying the nature and details of such event and the probable extent of the delay to the other Party.

14.3.	In case of a Force Majeure event the time for performance required by either Party under this Agreement shall be extended for any period during which the performance is prevented by the event but shall not exceed sixty (60) days. In the event the delay exceeds sixty (60) days, the other Party may terminate this Agreement by notice in writing.

15.	NOTICES

15.1.	Any notice, approval or request required or permitted to be given or made under this Agreement shall be in writing and in English Language. Such notice, approval or request shall be deemed to be duly given or made when it shall have been delivered by hand, email, prepaid registered post or facsimile to the Party to which is required to be given or made at such Party’s address specified below, or at such other address as either Party may specify in writing.

To ALPS:

Address:	[***]
Tel:	[***]
Email:	[***]
Attention:	Ms. Amanda Low
Designation:	Head of Business Development

To UCSI Hospital:

Address:	[***]
Tel:	[***]
Email:	[***]
Attention:	[***]
Designation:	[***]

To UCSI Education:

Address:	[***]
Tel:	[***]
Email:	[***]
Attention:	[***]
Designation:	[***]

15.2.	Any notice sent by facsimile and email shall be deemed served when dispatched and any notice served by prepaid registered post shall be deemed served forty-eight (48) hours after dispatch thereof. In proving the service of any notice, it shall be sufficient to prove in the case of a letter that such letter was properly stamped addressed and place in the post or delivered or left at the current address if delivered personally and in the case of a facsimile transmission was duly dispatched to the facsimile number of the addressee given above or subsequently notified for the purposes of this Agreement

16.	GOVERNING LAWS AND DISPUTE RESOLUTION

16.1.	This Agreement shall be governed by and construed in accordance with the laws of Malaysia and the Parties irrevocably submit to the exclusive jurisdiction of the courts of Malaysia.

16.2.	If there is a dispute between the Parties:

16.2.1.	The Parties must discuss the dispute initially with a view to settling the dispute amicably;

16.2.2.	If the Parties fail to settle the dispute within thirty (30) days, then the Parties must refer the dispute for mediation to a person (with at least two (2) years of experience as a mediator in the field related to this Agreement) appointed by agreement between the Parties;

16.2.3.	The Parties must co-operate to the extent necessary to enable the mediator to mediate the dispute within thirty (30) days of his or her appointment;

16.2.4.	The fees shall be determined by the mediator and agreed by the Parties, and the amount shall be shared equally between the Parties in equal proportion;

16.2.5.	In the event the Parties are unable to agree on the appointment of a mediator or an unsuccessful mediation within thirty (30) days after the notice by any of the Party of the dispute, the question shall be referred to a court of law.

17.	SUSPENSION

17.1.	Each Party reserves the right for reasons of national security, national interest, public order, or public health to suspend temporarily, either in whole or in part, the implementation of this Agreement which suspension shall take effect immediately after notification has been given to the other Party through diplomatic channels.

18.	ENTIRE AGREEMENT

18.1.	Unless otherwise expressly specified, this Agreement embodies the entire understanding between ALPS, UCSI HOSPITAL and UCSI EDUCATION in respect of the Project and any prior or contemporaneous representations, either oral or written, are hereby superseded.

19.	GENERAL

19.1.	Any delay or failure on the part of either Party herein to exercise any of its rights under this Agreement for a breach thereof shall not be deemed or construed to be a waiver of such rights, nor shall the same be deemed or construed to be a waiver of any subsequent breach, either of the same provision or otherwise.

19.2.	The Parties shall co-operate with each other and execute and deliver to the other such instruments and documents and take such other action as may be reasonably requested from time to time in order to carry out and confirm the rights and the intended purpose of this Agreement.

19.3.	In the event that any term condition or provision of this Agreement is held to be a violation of any applicable law statute or regulation the same shall be deemed to be severed from the remaining terms, conditions and provisions and shall be of no force and effect and this Agreement shall continue in full force and effect as if such term condition or provision had not originally been contained in this Agreement. Notwithstanding the above in the event of any such deletion the Parties shall negotiate in good faith in order to agree to the terms of a mutually acceptable and satisfactory alternative provision in place of the provision so deleted.

19.4.	Each Party shall bear its own solicitor’s costs and fees incidental to this Agreement (if applicable). The stamp duty incurred to stamp this Agreement shall be borne by each Party.

19.5.	Time wherever mentioned shall be of the essence of this Agreement.

[THE REST OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF the parties have executed this Agreement the day and year written above.

For and on behalf of
ALPS GLOBAL HOLDING BERHAD

Signed by:
Full name:	PROF MANICKAM RAVICHANDRAN	)
Designation:	Chief Scientific Officer	)	/s/ Prof Manickam Ravichandran

In the presence of:
Full name:	DR. THAM SENG KONG	)
Designation:	Group Chief Executive Officer	)	/s/ Dr. Tham Seng Kong

For and on behalf of
UCSI HOSPITAL SDN. BHD

Signed by:
Full name:	Dr Gareth Peter Shalley	)
Designation:	Director of Operations, UCSI Hospital	)	/s/ Dr Gareth Peter Shalley

In the presence of:
Full name:	Mr Anderson Yu Weng Keong	)
Designation:	Chief Commercial Officer, UCSI Hospital	)	/s/ Mr Anderson Yu Weng Keong

For and on behalf of
UCSI EDUCATION SDN. BHD

Signed by:
Full name:	Prof Datuk Ir Ts Dr Siti Hamisah Binti Tapsir	)
Designation:	Vice Chancellor UCSI University	)	/s/ Prof Datuk Ir Ts Dr Siti Hamisah Binti Tapsir

In the presence of:
Full name:	Emeritus Prof Dr Phang Siew Mai	)
Designation:	Deputy Vice Chancellor (Research	)
UCSI Universit		)	/s/ Emeritus Prof Dr Phang Siew Mai

Appendix 1

[***]

Appendix 2

[***]

Appendix 3

[***]

Appendix 4

[***]